UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 5, 2005
PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 226-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a material Definitive Agreement.
     On April 5, 2005, Photon Dynamics, Inc. entered into an amendment to its employment agreements with each of Steve Song, Photon Dynamics’ Vice President of Sales, and Mark Merrill, Photon Dynamics’ Vice President of Marketing, amending their employment agreements to include a “change in control” provision. The “change in control” provision states that in the event that Photon Dynamics terminates the officer’s employment with Photon Dynamics within 12 months following a change in control other than for cause, or the officer terminates his employment with Photon Dynamics for good reason within 12 months following a change in control, then all stock options held by that officer will fully vest upon that event. The terms “change in control,” “cause” and “good reason” are all defined in the amendments.
     On April 29, 2005, Photon Dynamics, Inc. entered into an offer letter with its Chief Financial Officer, Maureen Lamb, which was filed as Exhibit 10.48 to Photon Dynamics Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2005, filed with the Securities and Exchange Commission on August 9, 2005. This offer letter referenced a “Change in Control Addendum” attached to the offer letter. The “Change in Control Addendum” contains substantially similar terms as described above; however, due to an oversight, this addendum was not attached to the offer letter as filed. As a result, Photon Dynamics is refiling this offer letter with this Current Report on Form 8-K.
     The descriptions contained in this Item 1.01 of the terms of the amendments to employment agreements and addendum to offer letter are qualified in their entirety by reference to the full text of the amendments to employment agreements and offer letter, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
10. 1	Amendment to Employment Agreement, dated April 5, 2005, between Photon Dynamics, Inc. and Mark A. Merrill.

10. 2	Amendment to Employment Agreement, dated April 5, 2005, between Photon Dynamics, Inc. and Steve Song.

10. 3	Offer Letter, dated April 29, 2005, between Photon Dynamics, Inc. and Maureen L. Lamb.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Photon Dynamics, Inc.
Dated: November 8, 2005	By:	/s/ Jeffrey Hawthorne
Jeffrey Hawthorne
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit
Number	Description
10. 1	Amendment to Employment Agreement, dated April 5, 2005, between Photon Dynamics, Inc. and Mark A. Merrill.

10. 2	Amendment to Employment Agreement, dated April 5, 2005, between Photon Dynamics, Inc. and Steve Song.

10. 3	Offer Letter, dated April 29, 2005, between Photon Dynamics, Inc. and Maureen L. Lamb.